Reporting on Financial Instruments	12 Months Ended
Dec. 31, 2020
Reporting On Financial Instruments
Reporting on Financial Instruments

15. Reporting on financial instruments

Financial assets

in EUR thousands	Fair value as of	Carrying amount as of	Fair value as of	Carrying amount as of	Net gains(+) or losses (-)	Net gains(+) or losses (-)
	31.12.2020	31.12.2020	31.12.2019	31.12.2019	31.12.2020	31.12.2019
Category: Held
Cash and cash equivalents	16,546	16,546	11,119	11,119	(125)	(15)
Trade receivables	3,501	3,501	5,031	5,031	(53)	(33)
Other financial assets	531	531	1,077	1,077	0	0
Total	20,579	20,579	17,227	17,227	(178)	(48)

Financial liabilities

in EUR thousands	Fair value as of	Carrying amount as of	Fair value as of	Carrying amount as of	Net gains (+) or losses (-)	Net gains (+) or losses (-)
	31.12.2020	31.12.2020	31.12.2019	31.12.2019	31.12.2020	31.12.2019
Financial liabilities at amortized cost
Financial liabilities, current	1,139	1,139	1,212	1,212	0	0
Trade payables	1,623	1,623	4,196	4,196	53	(2)
Other financial liabilities	90	90	99	99	0	0
Financial liabilities, non-current	21,561	21,561	20,647	20,647	0	0
Total	24,413	24,413	26,155	26,155	53	(2)
Financial liabilities at fair value through profit or loss
Financial liabilities, non-current	1,174	1,174	1,462	1,462	288	(82)
Other financial liabilities, non-current	17,994	17,994	14,721	14,721	(750)	(650)
Total	19,169	19,169	16,183	16,183	(462)	(732)

Under other operating expenses, Biofrontera reports value adjustments to trade receivables and miscellaneous financial obligations allocable to the “held” category.

The net gains and losses generally include currency translation effects as well as impairments and write-ups. Fair value changes of liabilities recognized at fair value are included in interest expense. Interest income is not included in net income.

Based on the input factors used at the valuation methods fair values are divided into different steps of the fair value hierarchy:

Level 1: Fair value valuations using prices listed on active markets (not adjusted) for identical assets or liabilities.

Level 2: Fair value valuations using inputs for the asset or liability that are either directly observable (as prices) or indirectly observable (derived from prices), but which do not constitute listed prices pursuant to Level 1.

Level 3: Fair value valuations using inputs for the asset or liability that are not based on observable market data (unobservable input data).

Biofrontera has level 3 financial instruments. These relate to the performance component of the EIB loan (EUR 1,174 thousand; previous year: EUR 1,462 thousand) included under non-current financial liabilities and the purchase price liability arising in 2019 from the acquisition of Cutanea (EUR 17,811 thousand; previous year: EUR 14,720 thousand). No reclassifications were made between the individual levels of the fair value category during the 2020 fiscal year.

For further details, please refer to the disclosures in the general accounting policies and the notes to the statement of financial position and statement of comprehensive income (Notes 10 and 11). The gains and losses included in the statement of net income are presented in interest income and interest expense.

Principles on risk management

In the ordinary course of business, the Group is exposed to risks that may have an impact on its net assets, financial position and results of operations.

In general, Biofrontera’s market risk consists of foreign currency and changes in interest rates.

●	Foreign currency risk: As of the balance sheet date, the Biofrontera Group was exposed to foreign currency risks, in particular as a result of the intercompany loan granted to the subsidiary Biofrontera Inc. Trade receivables arise to a greater extent than in the past due to the business expansion in the USA and are regularly reviewed with regard to a potential default risk. Trade payables denominated in foreign currencies are insignificant. The Company does not enter into any specific currency hedging transactions. Exchange rate fluctuations are recognized in profit or loss.

Financial assets and liabilities in foreign currencies amount to EUR 7.8 million (previous year: EUR 29.1 million). An exchange rate-related change in the value of financial assets and financial liabilities denominated in foreign currencies of +5% would result in a change in earnings of EUR 0.4 million (previous year: EUR 1.5 million) in the income statement item “Other income and expenses”.

●	Interest rate risk: Interest rate risks exist for the purchase price liability for Cutanea to Maruho and the performance component of the EIB loan. Otherwise, the interest rate risk is considered negligible, as the existing interest rate modalities for the relevant financing of the Biofrontera Group can generally be adjusted to market conditions in the short to medium term. For the performance component, a limit of 4% mitigates the market price risk. An interest rate-related change in the value of the purchase price liability of 1% would result in a change in interest expense of EUR 1.0 million (previous year: EUR 1.0 million).

The purchase price risk relates to the earn-out agreement in connection with the acquisition of Cutanea. For instance, the current uncertain business outlook due to the COVID-19 pandemic may also affect the future valuation of certain assets and liabilities of the Company. Reduced sales of Xepi® may thus lead to a different assessment of the medium-term business and earnings outlook for Xepi® and subsequently to a revaluation of the balance sheet value of the earn-out agreement. A change in the expected gains from the sale of Xepi® of +5% (-5%) would result in a change in the purchase price liability of EUR +0.8 million (EUR -0.8 million).

The Group incurs a credit risk if transaction partners are unable to meet their obligations within the ordinary payment periods. The maximum default risk on the balance sheet is represented by the book value of the respective financial asset. The development of receivables is monitored in order to identify possible default risks at an early stage and initiate appropriate measures. Biofrontera’s financial instruments bear minimal risk of default. No specific bad debt allowances were recognized on trade receivables in fiscal year 2020 (previous year: EUR 43 thousand). Cash and cash equivalents assets are invested with banks and insurance companies with adequate deposit protection. All financial assets are due in the short term. As in the previous year, there are no material overdue financial assets.

Liquidity risk refers to the inability to meet existing or future payment obligations as they become due. To ensure the ability to pay at all times and to avoid financial shortages, Biofrontera has established a central cash management system that monitors liquidity requirements in the short, medium and long term. Refinancing for all Group companies is mainly provided by Biofrontera AG.

Liquidity is monitored and managed on the basis of short- and long-term corporate planning. Liquidity risks are identified at an early stage by simulating various scenarios. Current cash and cash equivalents are recorded and monitored on a daily basis.

For information on the (undiscounted) payments from financial debt due in the next few years and other financial liabilities, please refer to the corresponding notes on this balance sheet item. All other financial liabilities are current and are expected to be settled within one year.